POWER OF ATTORNEY

I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Account A (VUL Accumulator II, EPVUL, Accumulation)	# 333-85284
John Hancock Life Insurance Company (U.S.A.) Account A (VUL Protector)	# 333-88748
John Hancock Life Insurance Company (U.S.A.) Account A (SPVL)	# 333-71136
John Hancock Life Insurance Company (U.S.A.) Account A (Survivorship VUL)	# 333-100597
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life)	# 333-124150
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Performance VUL)	# 333-131299
John Hancock Life Insurance Company (U.S.A.) Account A (Survivorship Variable Universal Life)	# 333-141692
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Survivorship VULX)	# 333-148991
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic VULX)	# 333-151630
John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation08)	# 333-152406
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic VCOLIX)	# 333-153252
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life)	# 333-157212

Variable Life Registration Statements filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account N:

John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 03, Corporate VUL 04)	# 333-100567
John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 05)	# 333-126668
John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 08)	# 333-152409

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 4/7/10 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ James D. Gallagher	Director	4/7/10
James D. Gallagher

POWER OF ATTORNEY

I, John G. Vrysen, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Account A (VUL Accumulator II, EPVUL, Accumulation)	# 333-85284
John Hancock Life Insurance Company (U.S.A.) Account A (VUL Protector)	# 333-88748
John Hancock Life Insurance Company (U.S.A.) Account A (SPVL)	# 333-71136
John Hancock Life Insurance Company (U.S.A.) Account A (Survivorship VUL)	# 333-100597
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life)	# 333-124150
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Performance VUL)	# 333-131299
John Hancock Life Insurance Company (U.S.A.) Account A (Survivorship Variable Universal Life)	# 333-141692
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Survivorship VULX)	# 333-148991
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic VULX)	# 333-151630
John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation08)	# 333-152406
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic VCOLIX)	# 333-153252
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life)	# 333-157212

Variable Life Registration Statements filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account N:

John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 03, Corporate VUL 04)	# 333-100567
John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 05)	# 333-126668
John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 08)	# 333-152409

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 4/7/10 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ John G. Vrysen	Director	4/7/10
John G. Vrysen